UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant    ☒
Filed by a Party other than the Registrant    ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material under §240.14a-12

Callon Petroleum Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Important Notice Regarding the Internet Availability of Proxy Materials for
the Annual Meeting of Shareholders to be held on May 25, 2022
The Conversation Salon Room of the Hotel ZaZa Memorial City 9787 Katy Freeway, Houston, Texas 77024

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The Proxy Statement and 2021 Annual Report to Shareholders are available at:
http://www.viewproxy.com/CallonPetroleum/2022.
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 11, 2022 to facilitate timely delivery.
Important information regarding the Internet availability of the Company's proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

To the Shareholders of Callon Petroleum Company:
Notice is hereby given that the Annual Meeting of Shareholders of Callon Petroleum Company will be held on May 25, 2022, in the Conversation Salon room at the The Hotel ZaZa Memorial City, 9787 Katy Freeway, Houston, Texas 77024, 9:00 A.M. Central Time for the following purposes:

1.	Election of directors: 01 Michael L. Finch 02 Mary Shafer-Malicki 03 Steven A. Webster
2.	The approval, by non-binding advisory vote, of the compensation of our named executive officers.
3.	The ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
4.
The approval of an amendment to the Company's certificate of corporation in the form attached to the accompanying Proxy Statement as Appendix B to increase the number of authorized shares of our common stock.

The Board of Directors recommends that you vote "FOR" proposals 1, 2, 3, and 4.
The Securities and Exchange Commission rules permit us to make our proxy materials available to our shareholders via the Internet.
Proxy materials for this annual meeting and future meetings may be requested by one of the following methods:

To view your proxy materials online, go to http://www.viewproxy.com/CallonPetroleum/2022. Have the 11 digit control number available when you access the website and follow the instructions.
877-777-2857 TOLL FREE

requests@viewproxy.com
*If requesting proxy materials by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting proxy materials.

You must use the 11 digit control number located in the box below.

CONTROL NO.
SCAN TO VIEW MATERIALS & VOTE

The Conversation Salon Room of the Hotel ZaZa Memorial City
9787 Katy Freeway, Houston, Texas 77024

The following proxy materials are available to you to review at:
http://www.viewproxy.com/CallonPetroleum/2022
•2021 Annual Report
•Proxy Statement
Directions to the meeting can be acquired by calling (832) 554-0200

ACCESSING YOUR PROXY MATERIALS ONLINE
Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.
You must reference your control number to vote by Internet or request a hard copy.

You May Vote Your Proxy When You View The Materials On The Internet.
You Will Be Asked To Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Internet and telephone voting is available through 11:59 P.M. Central Daylight Time on May 24, 2022.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS
By telephone please call 1-877-777-2857 toll free or
By logging onto http://www.viewproxy.com/CallonPetroleum/2022
or
By email at: requests@viewproxy.com

Please include the company name and your control number in the subject line.